UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06740

Legg Mason Partners Institutional Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2013

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2013

WESTERN ASSET

SMASh SERIES EC FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset SMASh Series EC Fund for the twelve-month reporting period ended October 31, 2013. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Effective August 15, 2013, the individuals responsible for day-to-day portfolio management, development of investment strategy, oversight and coordination of the Fund are Stephen A. Walsh, Ryan K. Brist, Michael C. Buchanan, Keith J. Gardner and Frederick R. Marki. Messrs. Walsh, Buchanan and Gardner have been a part of the portfolio management team for the Fund since its inception. Mr. Brist has been a part of the portfolio management team for the Fund since 2010. Mr. Marki has been a part of the portfolio management team for the Fund since August 2013. These investment professionals work together with a broader investment management team.

Messrs. Walsh, Buchanan, Gardner and Marki have been employed by Western Asset Management Company (“Western Asset”), the Fund’s subadviser, as investment professionals for more than five years. Mr. Brist has been employed by Western Asset as an investment professional since 2009. Prior to joining Western Asset, Mr. Brist was Chief Investment Officer, Portfolio Manager with Logan Partners, L.P. from 2007 to 2009 and Co-Chief Investment Officer, Senior Portfolio Manager with Delaware Investment Advisors from 2000 to 2007.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 29, 2013

II	Western Asset SMASh Series EC Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return consisting of capital appreciation and income, consistent with prudent investment management. The Fund has a flexible investment strategy and invests in a variety of securities and instruments and uses a variety of investment techniques in pursuing its objective. Under normal market conditions, the Fund expects to invest primarily in any combination of U.S. dollar denominated and non-U.S. dollar denominated debt obligations (including loans and loan participations) of both U.S and non-U.S. issuers (including emerging market issuers) and in derivatives and other instruments relating to such investments. The Fund may at times invest in the securities of issuers located in only one country or in a relatively small number of countries, including in any emerging market country or countries. Currently, the Fund does not contemplate investing 25% or more of its assets in a single country or a small number of countries, except in the United States.

We may invest a significant portion of the Fund’s assets in various industry sectors, to the extent consistent with the Fund’s fundamental investment restrictions in purchasing debt obligations for the Fund, we may take full advantage of the entire range of maturities and durationsi, and may adjust the average maturity or duration of the Fund’s investments from time to time. The Fund may invest without limit in both investment grade (that is, rated in the Baa/BBB categories or above or, if unrated, that we determine to be of comparable quality) and below investment grade securities rated in the C category or above or unrated securities that we determine to be of comparable quality. The Fund may invest without limit in loans, loan participations and fixed income securities that pay interest at rates that float or reset periodically at a margin above a generally recognized base lending rate such as the Prime Rate, the London Inter-Bank Offered Rate or another generally recognized base lending rate. The Fund may also invest in structured notes, including total return swaps and credit-linked notes. Instead of investing directly in particular securities, the Fund may gain exposure to a security, an issuer, an index or a basket of securities, or a market, by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and for other purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of heightened risk aversion and generated mixed results versus equal-duration Treasuries over the twelve months ended October 31, 2013. Risk aversion was prevalent at times given

Western Asset SMASh Series EC Fund 2013 Annual Report	1

Fund overview (cont’d)

shifting economic data, geopolitical issues, signs of shifting monetary policy by the Federal Reserve Board (“Fed”)ii and the U.S government’s sixteen day partial shutdown which ended on October 16, 2013.

Both short- and long-term Treasury yields moved higher during the twelve months ended October 31, 2013. Two-year Treasury yields rose from 0.30% at the beginning of the period to 0.31% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in early May 2013. Ten-year Treasury yields were 1.72% at the beginning of the period and 2.57% at the end of the period. Their peak of 2.98% also occurred on September 5, 2013 and their low of 1.58% took place in mid-November 2012.

All told, the Barclays U.S. Aggregate Indexiii, returned -1.08% for the twelve months ended October 31, 2013. For comparison purposes, riskier fixed-income securities, including high-yield bond and emerging market debt, produced mixed results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexiv and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned 8.86% and -2.58%, respectively.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s significant out-of-benchmark (securities held by the Fund but not included in the benchmark) allocation to high-yield bonds. This was largely funded by reducing our allocation to cash.

During the reporting period, we employed U.S. Treasury futures to manage the Fund’s duration. The use of these instruments contributed to performance. Long and short currency contracts, which were used to manage currency exposure, detracted from performance. Elsewhere, credit default swaps on credit indices were used to manage the Fund’s credit exposure. They contributed to performance during the period.

Performance review

For the twelve months ended October 31, 2013, Western Asset SMASh Series EC Fund returned 7.08%. The Fund’s unmanaged benchmark, the Barclays U.S. Aggregate Index, returned -1.08% for the same period.

Performance Snapshot as of October 31, 2013 (unaudited)
	6 months	12 months
Western Asset SMASh Series EC Fund	-1.44%	7.08%
Barclays U.S. Aggregate Index	-1.97%	-1.08%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Fund returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include the deduction of taxes that a shareholder would pay on Fund distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Investors should understand that the Fund is managed within the context of a separately managed account and not with the objective of matching or exceeding the Fund’s stated benchmark, which is used for Fund reporting

2	Western Asset SMASh Series EC Fund 2013 Annual Report

purposes. As such, comparisons of the Fund’s performance to that of the indicated benchmark are not likely to be meaningful. Additionally, performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager.

The Fund’s 30-Day SEC Yield for the period ended October 31, 2013 was 5.23%. Absent current fee waivers and/or expense reimbursements, the 30-Day SEC Yield would have been 4.99%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2013, the gross total annual operating expense ratio for the Fund was 0.28%.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent. However, all Fund shareholders are participating in separately managed account programs and pay fees to program sponsors for the costs and expenses of the program, including fees for investment advice and portfolio execution, some of which are used to compensate the Fund’s manager or subadviser for managing the Fund and to reimburse the Fund for all operating expenses.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its out-of-benchmark exposure to high-yield bonds. Their spreads narrowed over the period as investor demand was generally robust and defaults remained low.

Q. What were the leading detractors from performance?

A. The largest detractor from relative performance for the period was our currency positioning. In particular, the Fund’s shorts of the yen and euro were negative for performance as they both appreciated versus the U.S. dollar. The Fund’s emerging market currency exposure produced mixed results. They weakened versus the U.S. dollar during much of the period, but rallied sharply at the end of the period.

Thank you for your investment in Western Asset SMASh Series EC Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 14, 2013

Western Asset SMASh Series EC Fund 2013 Annual Report	3

Fund overview (cont’d)

RISKS: Investments in fixed-income securities are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There is also a risk that an issuer will be unable to make principal and/or interest payments. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to the additional risks of fluctuations in foreign exchange rates, changes in political and economic conditions, foreign taxation and differences in auditing and financial standards. These risks are magnified in emerging markets. The Fund may use derivatives, such as futures and options, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund is “non-diversified,” which may increase its vulnerability to the negative events affecting a particular issuer. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2013 were: Sovereign Bonds (22.8%), Consumer Discretionary (21.5%), Industrials (9.5%), Energy (8.4%) and Consumer Staples (5.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

4	Western Asset SMASh Series EC Fund 2013 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2013 and October 31, 2012 and does not include derivatives such as, futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset SMASh Series EC Fund 2013 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2013 and held for the six months ended October 31, 2013.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2,3]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[3,4]
(1.44)%	$1,000.00	$985.60	0.00%	$0.00	5.00%	$1,000.00	$1,025.21	0.00%	$0.00

[1]	For the six months ended October 31, 2013.

[2]

Total return is not annualized, as it may not be representative of the total return for the year. Past performance is no guarantee of future results. Performance figures do not reflect any fees stated below in Note 3. If such fees were included, the return shown would have been lower.

[3]

All figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager.

6	Western Asset SMASh Series EC Fund 2013 Annual Report

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset SMASh Series EC Fund 2013 Annual Report	7

Fund performance (unaudited)

Average annual total returns[1]
Twelve Months Ended 10/31/13	7.08%
Five Years Ended 10/31/13	17.74
Inception* through 10/31/13	8.33

Cumulative total returns[1]
Inception date of 12/27/06 through 10/31/13	72.97%

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

*	Inception date of the Fund is December 27, 2006.

8	Western Asset SMASh Series EC Fund 2013 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset SMASh Series EC Fund vs. Barclays U.S. Aggregate Index† — December 27, 2006 - October 2013

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Performance figures do not reflect the effect of fees and expenses associated with a separately managed account or the management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadviser. All operating expenses of the Fund (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) were reimbursed by the manager due to an expense reimbursement arrangement between the Fund and the manager. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

†	Hypothetical illustration of $10,000 invested in Western Asset SMASh Series EC Fund on December 27, 2006 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2013. The hypothetical illustration also assumes a $10,000 investment in the Barclays U.S. Aggregate Index. The Barclays U.S. Aggregate index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity. Please note that an investor cannot invest directly in an index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund.

Western Asset SMASh Series EC Fund 2013 Annual Report	9

Spread duration (unaudited)

Economic exposure — October 31, 2013

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

10	Western Asset SMASh Series EC Fund 2013 Annual Report

Effective duration (unaudited)

Interest rate exposure — October 31, 2013

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Benchmark	— Barclays U.S. Aggregate Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage-Backed Securities
WA SMASh EC	— Western Asset SMASh Series EC Fund

Western Asset SMASh Series EC Fund 2013 Annual Report	11

Schedule of investments

October 31, 2013

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Senior Loans — 36.7%
Consumer Discretionary — 17.1%
Auto Components — 1.8%
Schaeffler AG, USD Term Loan C	4.250%	1/27/17	1,350,000	$1,360,287	(a)
Diversified Consumer Services — 2.7%
McGraw-Hill Global Education Holdings LLC, Term Loan	9.000%	3/22/19	995,000	1,013,346	(a)
ServiceMaster Co., New Term Loan	4.250%	1/31/17	992,500	977,606	(a)
Total Diversified Consumer Services				1,990,952
Hotels, Restaurants & Leisure — 5.2%
Caesars Entertainment Operating Co. Inc., Extended Term Loan B6	5.488%	1/26/18	830,324	781,427	(a)
Caesars Entertainment Operating Co. Inc., Term Loan B4	9.500%	10/31/16	967,337	969,000	(a)
Dunkin Brands Inc., Term Loan B3	3.750%	2/14/20	1,151,423	1,156,780	(a)
Equinox Holdings Inc., Repriced Term Loan B	4.500-5.500%	1/31/20	995,000	1,003,706	(a)
Total Hotels, Restaurants & Leisure				3,910,913
Media — 5.5%
Charter Communications Operating LLC, Term Loan F	3.000%	1/4/21	498,750	494,801	(a)
Univision Communications Inc., Converted Extended Term Loan	4.500%	3/2/20	1,243,173	1,249,195	(a)
Virgin Media Investment Holdings Ltd., USD Term Loan B	3.500%	6/8/20	2,370,000	2,371,645	(a)
Total Media				4,115,641
Specialty Retail — 1.3%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,000,000	973,406	(a)
Textiles, Apparel & Luxury Goods — 0.6%
Phillips-Van Heusen Corp., Term Loan B	3.250%	2/13/20	433,911	435,911	(a)
Total Consumer Discretionary				12,787,110
Consumer Staples — 4.4%
Food & Staples Retailing — 1.1%
Supervalu Inc., REFI Term Loan B	5.000%	3/21/19	767,289	773,123	(a)
Food Products — 3.3%
AdvancePierre Foods Inc., Term Loan	5.750%	7/10/17	746,241	752,149	(a)
Del Monte Foods Co., Term Loan	4.000%	3/8/18	972,221	975,017	(a)
H.J. Heinz Co., Term Loan B1	3.250%	6/7/19	748,125	754,625	(a)
Total Food Products				2,481,791
Total Consumer Staples				3,254,914
Energy — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
Chesapeake Energy Corp., New Unsecured Term Loan	5.750%	12/1/17	1,500,000	1,535,532	(a)

See Notes to Financial Statements.

12	Western Asset SMASh Series EC Fund 2013 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Health Care — 2.6%
Pharmaceuticals — 2.6%
Convatec Inc., Term Loan	4.000%	12/22/16	969,597	$977,265	(a)
Par Pharmaceutical Cos. Inc., REFI Term Loan B	4.250%	9/30/19	990,019	994,221	(a)
Total Health Care				1,971,486
Industrials — 8.2%
Airlines — 2.7%
Delta Air Lines Inc., New Term Loan B	4.250%	4/20/17	1,994,898	2,007,723	(a)
Commercial Services & Supplies — 1.4%
ADS Waste Holdings Inc., New Term Loan B	4.250%	10/9/19	1,032,898	1,040,753	(a)
Electrical Equipment — 1.3%
Generac Power Systems Inc., Term Loan B	3.500%	5/29/20	997,500	997,189	(a)
Machinery — 2.8%
Silver II U.S. Holdings LLC, Term Loan	4.000%	12/13/19	2,094,724	2,095,597	(a)
Total Industrials				6,141,262
Information Technology — 1.7%
Internet Software & Services — 1.5%
Ancestry.com Inc., Term Loan	5.250%	12/28/18	1,141,423	1,149,270	(a)
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.170%	3/23/18	146,234	146,661	(a)
Total Information Technology				1,295,931
Materials — 0.4%
Metals & Mining — 0.4%
FMG Resources (August 2006) Pty Ltd., Term Loan	5.250%	10/18/17	267,481	268,560	(a)
Utilities — 0.2%
Independent Power Producers & Energy Traders — 0.2%
Windsor Financing LLC, Term Loan B	6.250%	12/5/17	171,884	176,396	(a)
Total Senior Loans (Cost — $27,369,223)				27,431,191
Asset-Backed Securities — 0.9%
Greenpoint Manufactured Housing, 1999-2 A2	2.948%	3/18/29	750,000	652,424	(b)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	25,000	22,773	(b)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.685%	3/13/32	25,000	22,370	(b)
Total Asset-Backed Securities (Cost — $689,907)				697,567
Corporate Bonds & Notes — 30.2%
Consumer Discretionary — 4.4%
Automobiles — 0.1%
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	50,000	59,519

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2013 Annual Report	13

Schedule of investments (cont’d)

October 31, 2013

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Hotels, Restaurants & Leisure — 1.9%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	300,000	$300,000
CityCenter Holdings LLC/CityCenter Finance Corp., Senior Secured Notes	7.625%	1/15/16	20,000	21,055
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., Senior Notes	5.625%	10/15/21	1,000,000	1,029,375	(c)
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	90,000	101,250	(c)
Total Hotels, Restaurants & Leisure				1,451,680
Media — 2.4%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.250%	9/30/22	910,000	859,950
DISH DBS Corp., Senior Notes	6.750%	6/1/21	540,000	587,250
DISH DBS Corp., Senior Notes	5.000%	3/15/23	150,000	144,187
UPC Holding BV, Senior Notes	9.875%	4/15/18	50,000	54,375	(c)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	100,000	107,250	(c)
Total Media				1,753,012
Total Consumer Discretionary				3,264,211
Consumer Staples — 1.5%
Beverages — 1.5%
Hawk Acquisition Subordinated Inc., Senior Secured Notes	4.250%	10/15/20	1,200,000	1,164,000	(c)
Energy — 6.3%
Energy Equipment & Services — 0.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	20,000	21,500
CGG, Senior Notes	6.500%	6/1/21	320,000	334,400
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	240,000	245,400
Total Energy Equipment & Services				601,300
Oil, Gas & Consumable Fuels — 5.5%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	50,000	39,250
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	5,000	5,775
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	250,000	274,688
CONSOL Energy Inc., Senior Notes	6.375%	3/1/21	130,000	136,825
Continental Resources Inc., Senior Notes	5.000%	9/15/22	120,000	125,550
Energy Transfer Equity LP, Senior Notes	7.500%	10/15/20	500,000	580,000
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	310,000	342,374	(b)
Kinder Morgan Inc., Senior Secured Notes	5.625%	11/15/23	1,150,000	1,150,000	(c)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	5.500%	2/15/23	290,000	301,600
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	30,000	31,800
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	60,000	66,412
QEP Resources Inc., Senior Notes	6.875%	3/1/21	40,000	43,000

See Notes to Financial Statements.

14	Western Asset SMASh Series EC Fund 2013 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Range Resources Corp., Senior Notes	5.000%	8/15/22	770,000	$772,887
Regency Energy Partners LP/Regency Energy Finance Corp., Senior Notes	6.500%	7/15/21	30,000	32,325
Williams Cos. Inc., Debentures	7.500%	1/15/31	152,000	169,748
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	17,000	21,189
Total Oil, Gas & Consumable Fuels				4,093,423
Total Energy				4,694,723
Financials — 4.0%
Commercial Banks — 0.9%
CIT Group Inc., Senior Notes	5.000%	8/1/23	710,000	715,325
Consumer Finance — 1.8%
Ally Financial Inc., Senior Notes	7.500%	9/15/20	1,000,000	1,173,750
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	170,000	194,862
Total Consumer Finance				1,368,612
Diversified Financial Services — 1.2%
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	770,000	908,600
Insurance — 0.1%
ING Capital Funding Trust III, Junior Subordinated Bonds	3.848%	12/31/13	40,000	39,700	(b)(d)
Total Financials				3,032,237
Health Care — 0.9%
Health Care Providers & Services — 0.9%
HCA Inc., Debentures	7.500%	11/15/95	10,000	9,100
HCA Inc., Notes	6.375%	1/15/15	200,000	211,750
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	400,000	423,750	(c)
Total Health Care				644,600
Industrials — 1.1%
Airlines — 0.2%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	65,000	65,488	(c)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	87,936	95,190
Total Airlines				160,678
Commercial Services & Supplies — 0.9%
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	670,000	654,925	(c)
Total Industrials				815,603
Information Technology — 1.5%
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	50,000	53,188	(c)

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2013 Annual Report	15

Schedule of investments (cont’d)

October 31, 2013

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†	Value
Software — 1.4%
Activision Blizzard Inc., Senior Notes	5.625%	9/15/21	1,000,000	$1,037,500	(c)
Total Information Technology				1,090,688
Materials — 2.6%
Chemicals — 0.3%
Eagle Spinco Inc., Senior Notes	4.625%	2/15/21	220,000	213,675	(c)
Containers & Packaging — 1.6%
Ball Corp., Senior Notes	4.000%	11/15/23	1,180,000	1,092,975
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Secured Notes	7.125%	4/15/19	120,000	128,700
Total Containers & Packaging				1,221,675
Metals & Mining — 0.7%
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	10,000	10,450	(c)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.000%	4/1/17	70,000	73,500	(c)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	420,000	425,796	(c)
Total Metals & Mining				509,746
Total Materials				1,945,096
Telecommunication Services — 3.3%
Diversified Telecommunication Services — 1.0%
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	780,000	755,625	(c)
Wireless Telecommunication Services — 2.3%
SoftBank Corp., Senior Notes	4.500%	4/15/20	200,000	198,050	(c)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	970,000	926,350
Sprint Corp., Senior Notes	7.875%	9/15/23	550,000	598,125	(c)
Total Wireless Telecommunication Services				1,722,525
Total Telecommunication Services				2,478,150
Utilities — 4.6%
Independent Power Producers & Energy Traders — 4.6%
AES Corp., Senior Notes	7.750%	10/15/15	45,000	50,287
AES Corp., Senior Notes	8.000%	6/1/20	900,000	1,055,250
AES Corp., Senior Notes	7.375%	7/1/21	90,000	102,375
Calpine Corp., Senior Secured Notes	7.500%	2/15/21	9,000	9,765	(c)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	982,000	1,072,835	(c)
Calpine Corp., Senior Secured Notes	5.875%	1/15/24	60,000	60,225	(c)
Dynegy Inc., Bonds	7.670%	11/8/16	100,000	1,750	(e)(f)(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	870,000	917,850
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	165,630	183,953
Total Utilities				3,454,290
Total Corporate Bonds & Notes (Cost — $21,980,948)				22,583,598

See Notes to Financial Statements.

16	Western Asset SMASh Series EC Fund 2013 Annual Report

Western Asset SMASh Series EC Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 22.8%
Brazil — 3.5%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	369,000	BRL	$165,005
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	5,219,000	BRL	2,250,868
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	455,000	BRL	189,063
Total Brazil					2,604,936
Mexico — 19.3%
Mexican Bonos, Bonds	8.000%	6/11/20	39,835,000	MXN	3,496,284
Mexican Bonos, Bonds	6.500%	6/9/22	134,236,000	MXN	10,703,642
Mexican Bonos, Bonds	10.000%	12/5/24	2,000,000	MXN	202,311
Total Mexico					14,402,237
Total Sovereign Bonds (Cost — $17,963,022)					17,007,173

			Shares
Common Stocks — 0.2%
Industrials — 0.2%
Marine — 0.2%
DeepOcean Group Holding AS (Cost — $113,912)			4,873		142,670	(f)(g)
Preferred Stocks — 1.2%
Financials — 1.2%
Consumer Finance — 1.2%
GMAC Capital Trust I (Cost — $818,341)	8.125%		32,991		886,138	(b)
Total Investments before Short-Term Investments (Cost — $68,935,353)					68,748,337

			Face Amount†
Short-Term Investments — 5.3%
Repurchase Agreements — 5.3%
Barclays Capital Inc. repurchase agreement dated 10/31/13; Proceeds at maturity — $2,000,002; (Fully collateralized by U.S. government obligations, 1.500% due 6/30/16; Market value — $2,040,844)	0.030%	11/1/13	2,000,000		2,000,000
State Street Bank & Trust Co. repurchase agreement dated 10/31/13; Proceeds at maturity — $1,933,000; (Fully collateralized by U.S. government agency obligations, 2.070% due 11/7/22; Market Value — $1,972,646)	0.000%	11/1/13	1,933,000		1,933,000
Total Short-Term Investments (Cost — $3,933,000)					3,933,000
Total Investments — 97.3% (Cost — $72,868,353#)					72,681,337
Other Assets in Excess of Liabilities — 2.7%					2,018,268
Total Net Assets — 100.0%					$74,699,605

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2013 Annual Report	17

Schedule of investments (cont’d)

October 31, 2013

Western Asset SMASh Series EC Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(b)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	The coupon payment on these securities is currently in default as of October 31, 2013.

(f)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(g)	Illiquid security (unaudited).

#	Aggregate cost for federal income tax purposes is $73,157,128.

Abbreviations used in this schedule:
BRL	— Brazilian Real
MXN	— Mexican Peso

See Notes to Financial Statements.

18	Western Asset SMASh Series EC Fund 2013 Annual Report

Statement of assets and liabilities

October 31, 2013

Assets:
Investments, at value (Cost — $72,868,353)	$72,681,337
Foreign currency, at value (Cost — $283,483)	270,351
Cash	7,600
OTC swaps, at value (premiums paid — $764,804)	1,448,677
Interest receivable	870,483
Receivable for Fund shares sold	502,435
Deposits with brokers for open futures contracts	131,004
Receivable for open OTC swap contracts	110,833
Receivable from broker — variation margin on centrally cleared swaps	92,984
Foreign currency collateral for open futures contract, at value (Cost — $70,240)	78,795
Unrealized appreciation on forward foreign currency contracts	74,472
Receivable from broker — variation margin on open futures contracts	65,250
Receivable from investment manager	14,878
Prepaid expenses	22,731
Total Assets	76,371,830

Liabilities:
Payable for securities purchased	1,150,000
Unrealized depreciation on forward foreign currency contracts	430,977
Payable for Fund shares repurchased	36,281
Accrued expenses	54,967
Total Liabilities	1,672,225
Total Net Assets	$74,699,605

Net Assets:
Par value (Note 5)	$80
Paid-in capital in excess of par value	73,621,813
Undistributed net investment income	1,609,538
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(729,711)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	197,885
Total Net Assets	$74,699,605

Shares Outstanding	8,018,599

Net Asset Value	$9.32

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2013 Annual Report	19

Statement of operations

For the Year Ended October 31, 2013

Investment Income:
Interest	$3,052,338
Dividends	67,013
Total Investment Income	3,119,351

Expenses:
Registration fees	50,872
Audit and tax	36,587
Shareholder reports	26,434
Legal fees	14,563
Custody fees	10,122
Transfer agent fees	8,641
Fund accounting fees	6,839
Insurance	2,010
Trustees’ fees	1,063
Miscellaneous expenses	5,880
Total Expenses	163,011
Less: Fee waivers and/or expense reimbursements (Note 2)	(163,011)
Net Expenses	—
Net Investment Income	3,119,351

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(27,376)
Futures contracts	(348,716)
Written options	(2,699)
Swap contracts	1,503,263
Foreign currency transactions	170,015
Net Realized Gain	1,294,487
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(845,798)
Futures contracts	99,602
Swap contracts	332,239
Foreign currencies	272,280
Change in Net Unrealized Appreciation (Depreciation)	(141,677)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	1,152,810
Increase in Net Assets from Operations	$4,272,161

See Notes to Financial Statements.

20	Western Asset SMASh Series EC Fund 2013 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2013	2012

Operations:
Net investment income	$3,119,351	$2,387,229
Net realized gain	1,294,487	3,335,382
Change in net unrealized appreciation (depreciation)	(141,677)	36,798
Increase in Net Assets From Operations	4,272,161	5,759,409

Distributions to Shareholders From (Note 1):
Net investment income	(4,295,027)	(2,592,767)
Decrease in Net Assets From Distributions to Shareholders	(4,295,027)	(2,592,767)

Fund Share Transactions (Note 5):
Net proceeds from sale of shares	47,075,429	23,428,653
Cost of shares repurchased	(27,568,815)	(9,526,750)
Increase in Net Assets From Fund Share Transactions	19,506,614	13,901,903
Increase in Net Assets	19,483,748	17,068,545

Net Assets:
Beginning of year	55,215,857	38,147,312
End of year*	$74,699,605	$55,215,857
* Includes undistributed net investment income of:	$1,609,538	$1,716,895

See Notes to Financial Statements.

Western Asset SMASh Series EC Fund 2013 Annual Report	21

Financial highlights

For a share of beneficial interest outstanding throughout each year ended October 31:
	2013[1]	2012[1]	2011[1]	2010[1]	2009[1]

Net asset value, beginning of year	$9.29	$8.66	$8.87	$8.41	$6.73

Income (loss) from operations:
Net investment income	0.43	0.47	0.61	0.73	0.66
Net realized and unrealized gain (loss)	0.21	0.68	(0.23)	0.97	1.97
Total income from operations	0.64	1.15	0.38	1.70	2.63

Less distributions from:
Net investment income	(0.61)	(0.52)	(0.59)	(1.24)	(0.94)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.61)	(0.52)	(0.59)	(1.24)	(0.95)

Net asset value, end of year	$9.32	$9.29	$8.66	$8.87	$8.41
Total return[2]	7.08%	13.81%	4.37%	22.08%	45.73%

Net assets, end of year (000s)	$74,700	$55,216	$38,147	$37,727	$35,386

Ratios to average net assets:
Gross expenses[3]	0.24%	0.28%	0.38%	0.37%	0.57%[4]
Net expenses[5,6,7]	0.00	0.00	0.00	0.00	0.00
Net investment income	4.61	5.22	7.05	8.56	9.67

Portfolio turnover rate	94%	53%	47%	50%	52%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures do not reflect the effect of fees and expenses associated with a separately managed account, nor a management fee or other operating expenses of the Fund. Such management fees are paid directly or indirectly by the separately managed account sponsor to the Fund’s manager or subadvisers. All operating expenses of the Fund were reimbursed by the manager, pursuant to an expense reimbursement arrangement between the Fund and the manager. If such fees were included, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Gross expenses do not include management fees paid to the manager and subadvisers. Management fees are paid directly or indirectly by the separately managed account sponsor.

[4]	Includes the Fund’s share of SMASh Series EC Portfolio’s allocated expenses prior to April 18, 2009.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

The Fund’s manager has entered into an expense reimbursement arrangement with the Fund, pursuant to which the Fund’s manager has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	Western Asset SMASh Series EC Fund 2013 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset SMASh Series EC Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Institutional Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Shares of the Fund may be purchased only by or on behalf of separately managed account clients where an affiliate of Legg Mason Partners Fund Advisor, LLC (“LMPFA”) has an agreement to serve as investment adviser or subadviser (each affiliate, a “Managed Account Adviser”) to the account with the managed account program or sponsor (the “Program Sponsor”) (typically, a registered investment adviser or broker/dealer) or directly with the client. Shareholders of the Fund pay fees to their separately managed account sponsor, some of which are paid to affiliates of LMPFA in lieu of a management fee being charged by LMPFA to the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which

Western Asset SMASh Series EC Fund 2013 Annual Report	23

Notes to financial statements (cont’d)

the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

24	Western Asset SMASh Series EC Fund 2013 Annual Report

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Senior loans	—	$27,431,191	—	$27,431,191
Asset-backed securities	—	697,567	—	697,567
Corporate bonds & notes	—	22,581,848	$1,750	22,583,598
Sovereign bonds	—	17,007,173	—	17,007,173
Common stocks	—	—	142,670	142,670
Preferred stocks	$886,138	—	—	886,138
Total long-term investments	$886,138	$67,717,779	$144,420	$68,748,337
Short-term investments†	—	3,933,000	—	3,933,000
Total investments	$886,138	$71,650,779	$144,420	$72,681,337
Other financial instruments:
Futures contracts	459,470	—	—	459,470
Forward foreign currency contracts	—	74,472	—	74,472
OTC credit default swaps on credit indices — sell protection‡	—	1,448,677	—	1,448,677
Total other financial instruments	$459,470	$1,523,149	—	$1,982,619
Total	$1,345,608	$73,173,928	$144,420	$74,663,956

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$388,254	—	—	$388,254
Forward foreign currency contracts	—	$430,977	—	430,977
Centrally cleared credit default swaps on credit indices — sell protection‡	—	8,584	—	8,584
Total	$388,254	$439,561	—	$827,815

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase

Western Asset SMASh Series EC Fund 2013 Annual Report	25

Notes to financial statements (cont’d)

agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis

26	Western Asset SMASh Series EC Fund 2013 Annual Report

in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Western Asset SMASh Series EC Fund 2013 Annual Report	27

Notes to financial statements (cont’d)

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the year ended October 31, 2013, the total notional value of all credit default swaps to sell protection is $21,000,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or

28	Western Asset SMASh Series EC Fund 2013 Annual Report

default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Western Asset SMASh Series EC Fund 2013 Annual Report	29

Notes to financial statements (cont’d)

(h) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At October 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

30	Western Asset SMASh Series EC Fund 2013 Annual Report

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Other risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent

Western Asset SMASh Series EC Fund 2013 Annual Report	31

Notes to financial statements (cont’d)

features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $430,977. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

32	Western Asset SMASh Series EC Fund 2013 Annual Report

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss
(a)	$1,068,319	$(1,068,319)

(a)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

LMPFA is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

The investment manager and subadvisers do not charge investment management fees to the Fund. However, the Fund is an integral part of the separately managed account program, and the Fund’s investment manager and subadvisers will be compensated directly or indirectly by separately managed account program sponsors. LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadvisers the day-to-day portfolio management of the Fund.

LMPFA has entered into an expense reimbursement arrangement with the Fund, pursuant to which LMPFA has agreed to reimburse 100% of the Fund’s ordinary operating expenses. The expense reimbursement arrangement does not cover brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses. This expense reimbursement arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

During the year ended October 31, 2013, fees waived and/or expenses reimbursed amounted to $163,011.

Western Asset SMASh Series EC Fund 2013 Annual Report	33

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC, a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$61,200,384	$20,454,796
Sales	25,638,857	22,951,386

At October 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,195,688
Gross unrealized depreciation	(1,671,479)
Net unrealized depreciation	$(475,791)

At October 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
3-Month Euribor	35	6/15	$11,791,282	$11,817,341	$26,059
U.S. Treasury 5-Year Notes	221	12/13	26,532,890	26,892,937	360,047
U.S. Treasury Ultra Long-Term Bonds	25	12/13	3,528,980	3,602,344	73,364
					$459,470
Contracts to Sell:
U.S. Dollar/Eurodollar	8	12/13	1,352,274	1,359,200	(6,926)
U.S. Treasury 10-Year Notes	137	12/13	17,066,906	17,448,234	(381,328)
					$(388,254)
Net unrealized gain on open futures contracts					$71,216

During the year ended October 31, 2013, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2012	—	—
Options written	6,600,000	$104,478
Options closed	—	—
Options exercised	(6,600,000)	(104,478)
Options expired	—	—
Written options, outstanding as of October 31, 2013	—	—

34	Western Asset SMASh Series EC Fund 2013 Annual Report

At October 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank N.A.	94,777	$151,953	11/15/13	$(1,168)
British Pound	Credit Suisse London	185,001	296,606	11/15/13	(2,276)
British Pound	JPMorgan Chase Bank	98,779	158,368	11/15/13	7,404
British Pound	UBS AG London	181,000	290,191	11/15/13	12,215
Euro	Citibank N.A.	300,000	407,335	11/15/13	(1,570)
					14,605
Contracts to Sell:
Australian Dollar	Citibank N.A.	4,000,000	3,777,884	11/15/13	(115,064)
British Pound	Citibank N.A.	94,777	151,953	11/15/13	(6,418)
British Pound	Credit Suisse London	185,001	296,606	11/15/13	(12,454)
British Pound	JPMorgan Chase Bank	98,779	158,368	11/15/13	1,215
British Pound	UBS AG London	181,000	290,191	11/15/13	2,221
Euro	Citibank N.A.	3,000,000	4,073,347	11/15/13	27,053
Euro	Citibank N.A.	6,142,879	8,340,692	11/15/13	(189,798)
Euro	Credit Suisse London	295,013	400,563	11/15/13	(8,514)
Euro	Morgan Stanley & Co.	2,500,000	3,394,456	11/15/13	(71,968)
Euro	State Street Bank & Trust Co.	150,000	203,667	11/15/13	1,456
Euro	UBS AG London	740,963	1,006,066	11/15/13	(21,380)
Japanese Yen	Barclays Bank PLC	332,388,000	3,380,497	11/15/13	(299)
Japanese Yen	Citibank N.A.	818,450,000	8,323,909	11/15/13	(68)
Euro	Morgan Stanley & Co.	2,300,000	3,123,216	1/27/14	22,908
					(371,110)
Net unrealized loss on open forward foreign currency contracts					$(356,505)

At October 31, 2013, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc. (Markit CDX.NA.HY.21 Index)	$2,000,000	12/20/18	5.000% quarterly	$131,221	$139,805	$(8,584)

OTC CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Barclays Capital Inc. (Markit CDX.NA.HY.20 Index)	$19,000,000	6/20/18	5.000% quarterly	$1,448,677	$764,804	$683,873

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net

Western Asset SMASh Series EC Fund 2013 Annual Report	35

Notes to financial statements (cont’d)

settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

At October 31, 2013, the Fund held collateral received from Barclays Capital Inc. in the amounts of $1,597,748 on OTC credit default swap contracts valued at $1,448,677. Net exposures to the counterparties was $(149,071). Net exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$459,470	—	—	$459,470
OTC swap contracts[3]	—	—	$1,448,677	1,448,677
Forward foreign currency contracts	—	$74,472	—	74,472
Total	$459,470	$74,472	$1,448,677	$1,982,619

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$381,328	$6,926		$388,254
Forward foreign currency contracts	—	430,977		430,977
Centrally cleared swap contracts[4]	—	—	$8,584	8,584
Total	$381,328	$437,903	$8,584	$827,815

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

36	Western Asset SMASh Series EC Fund 2013 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	$(31,158)	—	$(31,158)
Futures contracts	$(348,716)	—	—	(348,716)
Purchased options on futures[1]	2,158	—	—	2,158
Written options on futures	(2,699)	—	—	(2,699)
Swap contracts	—	—	$1,503,263	1,503,263
Forward foreign currency contracts	—	365,367	—	365,367
Total	$(349,257)	$334,209	$1,503,263	$1,488,215

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$106,528	$(6,926)	—	$99,602
Swap contracts	—	—	$332,239	332,239
Forward foreign currency contracts	—	276,415	—	276,415
Total	$106,528	$269,489	$332,239	$708,256

During the year ended October 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$54,363
Written options†	33,158
Futures contracts (to buy)	25,573,870
Futures contracts (to sell)	11,015,699
Forward foreign currency contracts (to buy)	5,099,339
Forward foreign currency contracts (to sell)	32,586,815

Average Notional Balance
Credit default swap contracts (to buy protection)†	$600,000
Credit default swap contracts (to sell protection)	13,748,462

†	At October 31, 2013, there were no open positions held in this derivative.

Western Asset SMASh Series EC Fund 2013 Annual Report	37

Notes to financial statements (cont’d)

5. Shares of beneficial interest

At October 31, 2013, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Each share represents an identical interest and has the same rights.

Transactions in shares of the Fund were as follows:

	Year Ended October 31, 2013	Year Ended October 31, 2012
Shares sold	5,031,538	2,602,970
Shares repurchased	(2,957,850)	(1,061,082)
Net increase	2,073,688	1,541,888

6. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date	Payable Date	Ordinary Income
11/14/13	11/15/13	$0.056679
12/10/13	12/11/13	$0.226631

The tax character of distributions paid during the fiscal years ended October 31, were as follows:

	2013	2012
Distributions Paid From:
Ordinary income	$4,295,027	$2,592,767

As of October 31, 2013, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$1,253,033
Capital loss carryforward*	(369,720)
Other book/tax temporary differences(a)	285,289
Unrealized appreciation (depreciation)(b)	(90,890)
Total accumulated earnings (losses) — net	$1,077,712

*	During the taxable year ended October 31, 2013, the Fund utilized $338,735 of its capital loss carryforward available from prior years. As of October 31, 2013, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
10/31/2017	$(369,720)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

38	Western Asset SMASh Series EC Fund 2013 Annual Report

7. Legal matters

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (formerly known as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the persons who were then the independent trustees of the Subject Trust. The Subject Trust was also named in the complaint as a nominal defendant.

The complaint raised derivative claims on behalf of the Subject Trust and putative class claims against the then independent trustees in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleged that the independent trustees had breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or to seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of a putative class of shareholders, the plaintiff alleged that the echo voting provisions applicable to the proxy solicitation process violated the 1940 Act and constituted a breach of fiduciary duty. The relief sought included rescission of the advisory agreement and an award of costs and attorney fees.

In advance of filing the complaint, Plaintiff’s lawyers had made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand and the expanded set of matters subsequently raised in the complaint. The demand review committee recommended that the action demanded by Plaintiff would not be in the best interests of the Subject Trust. The independent trustees of the Subject Trust considered the committee’s report, adopted the recommendation of the committee, and directed counsel to move to dismiss the complaint.

The Federal district court dismissed the complaint in its entirety in July 2007. In May 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal as to the class claims, and remanded the remaining claim relating to the demand review committee that had examined the derivative claim to the district court with instructions to convert the motion to dismiss into a motion for summary judgment. In July 2012, the district court granted summary judgment in favor of the defendants. In August 2012, Plaintiff filed an appeal. On November 12, 2013, the U.S. Court of Appeals for the Second Circuit issued a summary order affirming the dismissal of the case in its entirety. On November 26, 2013, Plaintiff filed a petition for panel rehearing and for rehearing en banc with the U.S. Court of Appeals for the Second Circuit. The appeals court has not yet taken any action with respect to Plaintiff’s petition.

Western Asset SMASh Series EC Fund 2013 Annual Report	39

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Western Asset SMASh Series EC Fund (the “Fund”), a series of Legg Mason Partners Institutional Trust, including the schedule of investments, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset SMASh Series EC Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 20, 2013

40	Western Asset SMASh Series EC Fund 2013 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset SMASh Series EC Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926 or 1-203-703-6002.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)

A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

Western Asset SMASh Series EC Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman Emeritus (since 2011) and formerly Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (1974 to 2011); Executive Director of Business Builders Team, LLC (since 2005); Principal, Gross Consulting Group, LLC (since 2011); CEO, Gross Capital Advisors, LLC (since 2011); CEO, Trusted CFO Solutions, LLC (since 2011)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

42	Western Asset SMASh Series EC Fund

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee and Chair
Term of office[1] and length of time served[2]	Since 1992 and since 2013
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986); formerly, Associate, Cravath, Swaine & Moore (1980 to 1984) and (1977 to 1979)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)

Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and formerly, Chairman (2005 to 2012) of various series of MainStay Family of Funds (66 funds); Investment Company Institute (ICI) Board of Governors (since 2006); ICI Executive Committee (since 2011); Chairman of the Independent Directors Council (since 2012)

Western Asset SMASh Series EC Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President Emeritus (since 2012) and formerly, President, George Mason University (1996 to 2012)
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	Director Emeritus, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); Director, DeVry Inc. (educational services) (since 2012); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	54
Other board memberships held by Trustee during past five years	None

Interested Trustee and Officer:
Kenneth D. Fuller[3]
Year of birth	1958
Position(s) with Trust	Trustee, President, and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 167 funds associated with Legg Mason Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LMPFA (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009).
Number of funds in fund complex overseen by Trustee	155
Other board memberships held by Trustee during past five years	None

44	Western Asset SMASh Series EC Fund

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset SMASh Series EC Fund	45

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

46	Western Asset SMASh Series EC Fund

Additional Officers cont’d
James Crowley Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2010); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (prior to 2010)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Effective June 1, 2013, Mr. Fuller was appointed to the position of President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Western Asset SMASh Series EC Fund	47

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2013:

Distributions Paid	November 2012 — December 2012	January 2013 — October 2013
Interest from Federal Obligations	—	1.33%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

48	Western Asset SMASh Series EC Fund

Western Asset

SMASh Series EC Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller*

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington*

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective June 1, 2013, Dr. Harrington became Chair and Mr. Fuller became a Trustee, President and Chief Executive Officer.

Western Asset SMASh Series EC Fund

The Fund is a separate investment series of Legg Mason Partners Institutional Trust, a Maryland statutory trust.

Western Asset SMASh Series EC Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset SMASh Series EC Fund and is not intended for distribution to prospective investors.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2013 Legg Mason Investor Services, LLC Member FINRA, SIPC

AMXX010550 12/13 SR13-2069

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2012 and October 31, 2013 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $301,583 in 2012 and $102,679 in 2013.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2012 and $0 in 2013.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional $0 in 2012 and $19,200 in 2013. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Institutional Trust were $0 in 2012 and $0 in 2013.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Institutional Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Institutional Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2012 and 2013; Tax Fees were 100% and 100% for 2012 and 2013; and Other Fees were 100% and 100% for 2012 and 2013.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Institutional Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Institutional Trust during the reporting period were $0 in 2013.

(h) Yes. Legg Mason Partners Institutional Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Institutional Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Institutional Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Institutional Trust

Date:	December 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Legg Mason Partners Institutional Trust

Date:	December 24, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Legg Mason Partners Institutional Trust

Date:	December 24, 2013